UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 31, 2005


                               PLIANT CORPORATION
               ---------------------------------------------------
               (Exact name of company as specified in its charter)


          Utah                        333-40067                87-0496065
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
    of incorporation)                                     Identification Number)

                         1475 Woodfield Road, Suite 700
                              Schaumburg, IL 60173
               (Address of principal executive offices) (Zip Code)


                                 (847) 969-3300
                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                ------------------------------------------------

                                      N.A.
          (Former name or former address if changed since last report)

ITEM 7.01. REGULATION FD DISCLOSURE

     As previously announced, we will hold a conference call to discuss our operating results for the year ended December 31, 2004 and to answer questions about the business. The call will take place at 2:00 p.m. Eastern Standard Time on Thursday, March 31, 2005. Our press release containing information on how to access the conference call is filed herewith as Exhibit 99.1.

     As part of the conference call, Harold Bevis, President and Chief Executive Officer of Pliant, will read from a press release/letter to Pliant's customers, investors and employees regarding the company's results and position for growth in 2005. This press release is set forth as Exhibit 99.2 to this Report.

     In addition to the financial results to be reported in our Form 10-K, during the conference call and in the press release/letter, our management will discuss certain financial information relating to 2004 and 2005, including annual and certain quarterly EBITDA amounts. The information required by Regulation G under the Securities Exchange Act of 1934 with respect to these amounts is filed herewith as Exhibit 99.3.

     The furnishing of the attached press release/letter is not an admission as to the materiality of any of the information set forth therein.

     The information in this Item 7.01 of Form 8-K (including Exhibit 99.2) is "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PLIANT CORPORATION


Date: March 31, 2005                  By:  /s/ Harold C. Bevis
                                         ---------------------------------------
                                         Harold C. Bevis
                                         President, Chief Executive Officer, and
                                         Acting Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBITS

99.1 Press Release dated March 7, 2005.

99.2 Press Release dated March 31, 2005.

99.3 Pliant Corporation EBITDA from Continuing Operations and Segment Profit Reconciliation.